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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 for the Information Advantage, Inc. 1997 Equity Incentive Plan of our report dated March 3, 1999, which appears on page 31 of the Information Advantage, Inc. Annual Report on Form 10-K for the year ended January 31, 1999.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 20, 1999